UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Intersect ENT, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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	1.	Title of each class of securities to which transaction applies:

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	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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This Schedule 14A filing consists of communications from Intersect ENT, Inc., a Delaware corporation (the “Company”), to the Company’s distributors and partners relating to the Agreement and Plan of Merger, dated August 6, 2021, by and among the Company, Medtronic, Inc., a Minnesota corporation, and Project Kraken Merger Sub, Inc., a Delaware corporation.

The following email was sent to the Company’s distributors on August 13, 2021:

Confidential

August 13, 2021

Attention:
Principal Name
Title
Company Name
CC: _____________

Re:  Announcement of Agreement with Medtronic, PLC

Dear ____________________:

Intersect ENT and Medtronic PLC announced on Friday, 06 August 2021, that the companies had reached a definitive agreement in which Intersect ENT would be acquired by Medtronic. The companies believe this acquisition builds on both companies’ commitment to innovation that helps ENT patients with chronic rhinosinusitis.

The agreement is subject to customary regulatory reviews and approvals, as well as approval by a majority of Intersect ENT’s shareholders. The deal is estimated to close in the Spring of 2022, but before then it is business as usual.

During this period, Intersect ENT is committed to maintaining our business, focusing on growth priorities, and executing our operating plan. Intersect ENT will continue to manage all product lines with those objectives in mind. We will honor your relationship with Intersect ENT and Fiagon and support your efforts in the markets you serve.

We understand there is uncertainty about the future, so we ask that you maintain focus with us on serving customers, growth and execution across these important product lines and technologies. Please continue to work directly with Miguel Bajo, +49 172 970 3103 and ma.bajo@intersectent.com.  I am also available to you as appropriate.

Thank you for your continued partnership and we will keep you informed of all developments when information is available.

Sincerely,

Thomas A. West
President & CEO

Attachments: Distributor Q&A, Press Release

Additional Information and Where to Find It

In connection with the proposed transaction, Intersect ENT expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Project Kraken Merger Sub, Inc. (the “Merger”), pursuant to which Intersect ENT would be acquired by Medtronic, Inc., as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Intersect ENT will mail the definitive proxy statement and a proxy card to each stockholder of Intersect ENT entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF INTERSECT ENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT INTERSECT ENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERSECT ENT AND THE TRANSACTION.  This communication is not a substitute for the proxy statement or for any other document that Intersect ENT may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Intersect ENT’s stockholders for their consideration. Before making any voting decision, stockholders of Intersect ENT are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of Intersect ENT will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Intersect ENT and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Intersect ENT’s Investor Relations by email at ir@intersectent.com, or by going to Intersect ENT’s Investor Relations page on its website at ir.intersectent.com and clicking on the link titled “Financial Information” to access Intersect ENT’s “SEC Filings.”

Participants in the Solicitation

Intersect ENT and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Intersect ENT’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Intersect ENT refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). These forward-looking statements represent Intersect ENT’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Intersect ENT for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, without limitation, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Intersect ENT’s business and the price of the common stock of Intersect ENT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Intersect ENT and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Intersect ENT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Intersect ENT’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Intersect ENT related to the merger agreement or the proposed transaction, and (viii) unexpected costs, charges or expenses resulting from the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those risks described in Intersect ENT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Intersect ENT does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

The following FAQ was made available to the Company’s partners on August 13, 2021:

FAQS
GENERAL

Strategic Rationale / Announcement Timing
Q:	Why is Medtronic acquiring Intersect ENT?
A:
Medtronic ENT is committed to delivering continuous innovation that helps ENT patients. The acquisition of Intersect ENT will have a positive impact for patients who suffer from chronic rhinosinusitis (CRS).

Q:	There were rumors about Medtronic acquiring Intersect ENT in the past. Why acquire them now?
A:
Medtronic and Intersect ENT do not comment on rumors and speculation, but to answer your question about why now: Medtronic had a close relationship with Intersect ENT for more than a decade. Medtronic invested in Intersect ENT in 2010. Medtronic has always admired Intersect ENT but remained disciplined about how and when to pursue a transaction.
In the case of this recent announcement, Medtronic reached a point of understanding the opportunity sufficiently and the value was right for both sides.
Additionally, as the post-COVID sinus surgery recovery trend has matured, and the reimbursement and coverage trends for Intersect ENT have evolved, the synergies between the companies and ability for Medtronic to accelerate the growth of the company’s products became more clear.

General / Organization Structure
Q:	Where will Intersect ENT sit within Medtronic?
A:	Intersect ENT will (post-closing) integrate into the Medtronic ENT Operating Unit. ENT revenue is reported as part of Specialty Therapies within the Neuroscience Portfolio.

Q:	As a partner with Intersect ENT, what should I expect between now and closing of the acquisition?
A:	Because the acquisition has not yet closed, and cannot close until we receive certain regulatory approvals, it is critical that Medtronic and Intersect ENT comply with certain restrictions:
•	Until the deal closes, it is business as usual and Medtronic and Intersect ENT will continue to operate independently.

Q:	Is Medtronic planning to retain Intersect ENT distributors post close?
A:	Intersect ENT values our distribution relationships and its capabilities. Our goal is to maintain these relationships.

Technology / Market Landscape
Q:	Does Intersect ENT’s Fiagon navigation system overlap with Medtronic’s navigation capabilities? Do you intend to keep the Fiagon platform?
A:	It is premature to get into details around what, if any, overlap may exist and if any divestitures may occur. There is extensive regulatory review required before the deal can close.
However, at this early stage of the regulatory approval process, we are not in a position to be able to discuss how the relevant regulatory authorities may view the proposed combination.

Additional Information and Where to Find It

In connection with the proposed transaction, Intersect ENT expects to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Project Kraken Merger Sub, Inc. (the “Merger”), pursuant to which Intersect ENT would be acquired by Medtronic, Inc., as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Intersect ENT will mail the definitive proxy statement and a proxy card to each stockholder of Intersect ENT entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF INTERSECT ENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT INTERSECT ENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERSECT ENT AND THE TRANSACTION.  This communication is not a substitute for the proxy statement or for any other document that Intersect ENT may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Intersect ENT’s stockholders for their consideration. Before making any voting decision, stockholders of Intersect ENT are urged to read the proxy statement regarding the transaction when it becomes available and any other  relevant documents filed with the SEC, as well as any amendments or supplements to those  documents, because they will contain important information about the proposed transaction.

Stockholders of Intersect ENT will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Intersect ENT and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Intersect ENT’s Investor Relations by email at ir@intersectent.com, or by going to Intersect ENT’s Investor Relations page on its website at ir.intersectent.com and clicking on the link titled “Financial Information” to access Intersect ENT’s “SEC Filings.”

Participants in the Solicitation

Intersect ENT and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Intersect ENT’s directors and executive officers will be included in its definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Intersect ENT refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). These forward-looking statements represent Intersect ENT’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Intersect ENT for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, without limitation, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Intersect ENT’s business and the price of the common stock of Intersect ENT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Intersect ENT and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Intersect ENT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Intersect ENT’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Intersect ENT related to the merger agreement or the proposed transaction, and (viii) unexpected costs, charges or expenses resulting from the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those risks described in Intersect ENT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Intersect ENT does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.